Warrants	12 Months Ended
Dec. 31, 2022
Other Liabilities Disclosure [Abstract]
Warrants	Warrants
On November 6, 2021, in connection with the Blackstone Agreement, pursuant to the Blackstone Warrant, the Company issued Blackstone a warrant to purchase up to 3,265,306 ADSs representing 3,265,306 of the Company's ordinary shares, at an exercise price of $7.35 per ADS. The Blackstone Warrant is exercisable in whole or in part until November 6, 2026.
The Blackstone Warrant’s mechanism does not create any obligation to transfer cash to the investor but a fixed amount of ordinary shares upon exercise. Therefore, the Company has accounted for the Blackstone Warrant as equity-classified instruments (recognized within additional paid-in capital), per ASC 815-40. The assessment considers whether the warrants are freestanding financial instruments, meet the definition of a liability or whether the warrants meet all of the requirements for equity classification, including whether the warrants are indexed to the Company’s own shares, among other conditions for equity classification. On November 6, 2021, the Blackstone Warrant had a relative fair value of approximately $10.0 million. As a result, the Company recorded a discount on the Blackstone Collaboration Agreement of $3.6 million during the year ended December 31, 2021. In addition, the Company also applied an offset to additional paid-in capital in an amount of $6.4 million related to the issuance of the Company’s ordinary shares arising from the Blackstone Securities Purchase Agreement. Refer to Note 10, "Shareholders' equity"
The fair value of each Blackstone Warrant issued was estimated on the date of issuance using the Black-Scholes option pricing model. The assumptions used in the Black Scholes option pricing model relating to the Blackstone Warrant issued in 2021 included the following:
Expected volatility.  The Company lacks company-specific historical and implied volatility information for our ADSs for expected terms greater than 4.5 years. Therefore, the Company uses a combination of the historical volatility of its ADSs and also the expected share volatility based on the historical volatility of publicly traded peer companies and expect to continue to do so until such time as the Company has adequate historical data regarding the volatility of its own traded security price.
Expected term.  The expected term of the Company’s warrants has been determined utilizing the contractual term of the warrants.
Risk-free interest rate.  The risk-free interest rate is determined by reference to the U.S. Treasury yield curve in effect at the time of granting of the warrant for time periods that are approximately equal to the expected term of the award.
Expected dividend.  Expected dividend yield of zero is based on the fact that the Company has never paid cash dividends on ordinary shares and does not expect to pay any cash dividends in the foreseeable future.
Fair value of ordinary shares.   The fair value of each ordinary share was based on the closing price of the Company's publicly traded ordinary shares as reported on date of issuance.
The assumptions used in the Black-Scholes option pricing model to determine the fair value of the warrants issued to Blackstone as at November 6, 2021 were as follows:

Expected warrant life (years)	5
Risk-free interest rate	1.04%
Expected volatility	80.23%
Expected dividend yield	0%
The Company determined the initial fair value of Blackstone Warrant using the Black-Scholes option pricing model to be $10.7 million.